UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2015

Symantec Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 25, 2015, Symantec Corporation (the “Company”) issued to its wholly-owned subsidiary, Symantec US Holdings LLC (“Subsidiary”), 21,387.6147 shares of the Company’s Series A Junior Preferred Stock (the “Series A Preferred Stock”) in exchange for 213,876,147 shares of the Company’s common stock (“Common Stock”) held by Subsidiary. These shares of Common Stock had previously been acquired by Subsidiary in connection with the Company’s stock and asset restructuring transactions following the acquisition of Veritas Software Corporation in 2005.

The exchange of the Common Stock for the Series A Preferred Stock was made in reliance on the exemption from registration afforded under Section 3(a)(9) of the Securities Act. The exchange is intended to facilitate the previously-announced distribution to Company stockholders of the information management business in a new, independent publicly-traded stock.

The information provided in response to Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

On June 25, 2015, the Company filed a Certificate of Designations of Series A Junior Preferred Stock (the “Certificate of Designations”) with the Secretary of State of Delaware to establish the relative rights, preferences and limitations of the Series A Preferred Stock. Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the authorization of the Series A Preferred Stock and the filing of the Certificate of Designations was approved by the Company’s Board of Directors.

The Series A Preferred Stock is designed to be effectively equivalent to the Common Stock for which it was exchanged, as each share of Series A Preferred Stock has dividend, distribution, voting and liquidation rights equivalent to 10,000 shares of Common Stock and was issued in exchange for 10,000 shares of Common Stock. Each share of Series A Preferred Stock is convertible back into 10,000 shares of Common Stock. Non-cash dividends or distributions paid to the holder of Series A Preferred Stock need not be paid in the same kind of non-cash property that is paid to the holders of Common Stock.

The description above is a summary and qualified in its entirety by the Certificate of Designations filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

3.1	Certificate of Designations of Series A Junior Preferred Stock of Symantec Corporation dated June 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation

Date: June 26, 2015	By:	/S/ GREGORY M. KING
Gregory M. King
Vice President, Legal

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designations of Series A Junior Preferred Stock of Symantec Corporation dated June 25, 2015

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